Exhibit 10.7
SECURITIES PURCHASE AGREEMENT
     THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of July 23, 2009, by and among Alseres Pharmaceuticals, Inc., a Delaware corporation with headquarters located at 239 South Street, Hopkinton, MA 01748 (the “Company”) and each investor identified on the signature pages hereto (individually, an “Investor” and collectively, the “Investors).
PREAMBLE
     A. The Company and each Investor is executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.
     B. Each Investor, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement and for a purchase price of $25 per share, that aggregate number of shares of Series F Convertible Preferred Stock, par value $0.01 per share, of the Company (the “Series F Stock”), set forth on such Investor’s signature page to this Agreement (which aggregate amount for all Investors together shall be up to 100,000 shares of Series F Stock and shall collectively be referred to herein as the “Shares”).
     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors, severally and not jointly, agree as follows:
ARTICLE I
DEFINITIONS
     1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:
     “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.
     “Agreement” has the meaning set forth in the Preamble.
     “Business Day” means any day other than Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in The State of New York are authorized or required by law or other governmental action to close.
     “Closing” has the meaning set forth in the in Section 2.1.
     “Closing Date” has the meaning set forth in Section 2.1.

     “Company” has the meaning set forth in the Preamble.
     “Company Counsel” means Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Company.
     “Common Stock” means shares of common stock, par value $0.01 per share, of the Company.
     “Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.
     “Disclosure Materials” has the meaning set forth in Section 3.1(e).
     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “FINRA” has the meaning set forth in Section 3.2(c).
     “Investor” has the meaning set forth in the Preamble.
     “Lien” means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.
     “Material Adverse Effect” means (i) a material adverse effect on the results of operations, assets, business or financial condition of the Company and its subsidiaries taken as a whole on a consolidated basis or (ii) material and adverse impairment of the Company’s ability to perform its obligations under this Agreement, provided, that none of the following alone shall be deemed, in and of itself, to constitute a Material Adverse Effect: (i) a change in the market price or trading volume of the Common Stock or (ii) changes in general economic conditions or changes affecting the industry in which the Company operates generally (as opposed to Company-specific changes) so long as such changes do not have a disproportionate effect on the Company and its subsidiaries taken as a whole.
     “Options” means any outstanding rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.
     “Restricted Shares” has the meaning set forth in Section 4.1(a).
     “SEC” has the meaning set forth in the Preamble.
     “SEC Reports” has the meaning set forth in Section 3.1(e).
     “Series F Stock” has the meaning set forth in the Preamble.
     “Shares” has the meaning set forth in the Preamble.
     “Securities Act” has the meaning set forth in the Preamble.
     “Short Sales” has the meaning set forth in Section 3.2(i).
     “Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed or quoted on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not listed or quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

     “Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.
     “Transaction” has the meaning set forth in Section 3.2(i).
     “Transfer Agent” means Continental Stock Transfer & Trust Company, or any successor transfer agent for the Company.
ARTICLE II
PURCHASE AND SALE
     2.1 Closing. The Closing (the “Closing”) of the sale and purchase of the Shares under this Agreement shall take place on the date hereof (the “Closing Date”), at the offices of Company Counsel or remotely via the exchange of documents and signatures.
     2.2 Closing Deliveries.
          (a) At the Closing, the Company shall deliver or cause to be delivered to each Investor evidence of a direct registration account in such Investor’s name as set forth on such Investor’s signature page to this Agreement, and the deposit, by direct registration, into such account of the number of Shares purchased by such Investor.
          (b) At the Closing, each Investor shall deliver or cause to be delivered to the Company the purchase price set forth on such Investor’s signature page to this Agreement in United States dollars and in immediately available funds, by wire transfer to an account designated in writing to such Investor by the Company for such purpose.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors as follows:
          (a) Organization and Qualification. The Company is an entity duly organized, validly existing and in good standing under the laws of the State of Delaware, with the requisite power and authority to own and occupy its properties and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its certificate of incorporation or bylaws. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
          (b) Authorization; Enforcement. The Company has the requisite corporate authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. This Agreement has been (or upon delivery will be) duly executed by the Company and, assuming the due authorization, execution and delivery by the Investors, is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

          (c) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not, and will not, (i) conflict with or violate any provision of the Company’s certificate of incorporation or bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other agreement to which the Company is a party or by which any property or asset of the Company is bound, or affected, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including, assuming the accuracy of the representations and warranties of the Investors set forth in Section 3.2 hereof, federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject), or by which any property or asset of the Company is bound or affected, except to the extent that such violation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
          (d) Issuance of Shares and Common Stock. The issuance, sale and delivery of the Shares in accordance with this Agreement, and the issuance and delivery of the shares of Common Stock issuable upon conversion of the Shares, have been duly authorized. The Shares when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement, and the shares of Common Stock issuable upon conversion of the Shares, when issued upon such conversion, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and will not be subject to preemptive or similar rights of stockholders (other than those provided for in this Agreement). The Company has reserved from its duly authorized capital stock the number of shares of Common Stock issuable upon conversion of the Shares.
          (e) SEC Reports. The Company has filed all documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such documents prior to the expiration of any such extension and has filed all documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof, such documents, together with any materials filed or furnished by the Company under the Exchange Act, whether or not any such reports were required being collectively referred to herein as the “SEC Reports” and, together with this Agreement, the “Disclosure Materials”. As of their respective dates (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), the SEC Reports filed by the Company complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing) by the Company, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
          (f) Capitalization. The authorized capital stock of the Company (immediately prior to the Closing) consists of 80,000,000 shares of Common Stock, of which 23,055,645 were issued and outstanding as of such date and 1,000,000 shares of preferred stock, $.01 par value per share, of which 25,000 shares are designated as Series A Convertible Preferred Stock, 500,000 shares are designated as Series D Convertible Preferred Stock, 800 shares are designated as Series E Convertible Preferred Stock and 200,000 shares are designated as Series F Stock, of which 132,000 shares were issued and outstanding as of such date. All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance in all material respects with all applicable securities laws. Except as disclosed in or contemplated the SEC Reports, the Company does not have outstanding any other Options, script rights to subscribe to, calls or commitments relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or entered into any agreement giving any Person any right to subscribe for or acquire, any shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as set forth in the SEC Reports, and except for customary adjustments as a result of stock dividends, stock splits, combinations of shares, reorganizations, recapitalizations, reclassifications or other similar events, there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of the Company’s securities to adjust the exercise, conversion, exchange or reset price under such securities.
          (g) Compliance. Except as would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect, (i) the Company is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) the Company is not in violation of any order of any court, arbitrator or governmental body, and (iii) the Company is not in violation of any statute, rule or regulation of any governmental authority.
     3.2 Representations and Warranties of the Investors. Each Investor hereby, as to itself only and for no other Investor, represents and warrants to the Company as follows:
          (a) Organization; Authority. If such Investor is an entity, such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership or other power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The purchase by such Investor of the Shares hereunder has been duly authorized by all necessary corporate, partnership or other action on the part of such Investor. This Agreement has been duly executed and delivered by such Investor and constitutes the valid and binding obligation of such Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.
          (b) No Public Sale or Distribution. Such Investor is acquiring the Shares and upon conversion of the Shares will acquire the Common Stock issuable upon conversion thereof, for its own account for investment and not with a view towards, or for resale in connection with, the public sale or distribution thereof, and such Investor does not have a present intention to effect any distribution of the Shares or such Common Stock to or through any person or entity; provided, however, that by making the representations herein, such Investor does not agree to hold any of the Shares or such Common Stock for any minimum or other specific term and reserves the right to dispose of the Shares and such Common Stock at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.
          (c) Investor Status. At the time such Investor was offered the Shares, it was, and on the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Such Investor is not a registered broker dealer registered under Section 15(a) of the Exchange Act, nor required to be registered as such, or a member of The Financial Industry Regulatory Authority (“FINRA”) or an entity engaged in the business of being a broker dealer. Such Investor is not affiliated with any broker dealer registered under Section 15(a) of the Exchange Act, or a member of FINRA or an entity engaged in the business of being a broker dealer.
          (d) General Solicitation. Such Investor is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media, broadcast over television or radio, disseminated over the Internet or presented at any seminar or any other general solicitation or general advertisement.

          (e) Experience of Such Investor. Such Investor, either alone or together with its representatives has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, including the risk of total loss of such Investor’s investment, and has so evaluated the merits and risks of such investment. Such Investor understands that it must bear the economic risk of this investment in the Shares indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment. Such Investor understands that the market price of the Common Stock can be volatile and that no representation is being made as to the future value of the Shares or the Common Stock.
          (f) Access to Information. Such Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and each of its subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor’s right to rely on the Company’s representations and warranties contained herein. Such Investor acknowledges that no third party has made or will make any representation or warranty to such Investor regarding the adequacy or completeness for such Investor’s purpose of the information such Investor has requested. Such Investor acknowledges receipt of copies of the SEC Reports filed through the date hereof.
          (g) No Governmental Review. Such Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.
          (h) No Conflicts. The execution, delivery and performance by such Investor of this Agreement and the consummation by such Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents, if any, of such Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such that are not material and do not otherwise affect the ability of such Investor to consummate the transactions contemplated hereby.
          (i) Prohibited Transactions; Confidentiality. Such Investor, directly or indirectly, has not and no Person acting on behalf of or pursuant to any understanding with such Investor, has engaged in any purchases or sales in the securities, including derivatives, of the Company (including, without limitation, any Short Sales (a “Transaction”) involving any of the Company’s securities) since the time that such Investor was first contacted by the Company or any other Person regarding the investment in the Company contemplated by this Agreement. Such Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with such Investor will engage, directly or indirectly, in any Transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.

          (j) Restricted Securities. Such Investor understands that the Shares (and the shares of Common Stock into which the Shares are convertible) are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances and that the Company is relying upon the truth and accuracy of, and such Investor’s compliance with, representations, warranties, agreements, acknowledgements, understandings of such Investor set forth herein in order to determine the availability of such exemptions of such Investor and the eligibility of such Investor to acquire the Shares.
          (k) Legends. It is understood that, except as provided in Section 4.1(b) of this Agreement, certificates evidencing the Restricted Shares may bear the legend set forth in Section 4.1(c).
          (l) No Legal, Tax or Investment Advice. Such Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to such Investor in connection with the purchase of the Shares constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with his purchase of the Shares.
          (m) Offering Documents. Such Investor understands that other than this Agreement and the SEC Reports, no disclosure or offering document will be provided or prepared in connection with the offer and sale of the Shares contemplated hereby.
          (n) Restrictions on Shares. Such Investor acknowledges that the Company has represented that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issuance of the Shares, in any jurisdiction outside the United States where action for that purpose is required. If such Investor is located or domiciled outside the United States, it agrees to comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES
     4.1 Transfer Restrictions.
     (a) Restricted Shares. “Restricted Shares” means (a) the Shares, (b) the shares of Common Stock issued or issuable upon conversion of the Shares, and (c) any other shares of capital stock of the Company issued in respect of such shares (as a result of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Common Stock which are Restricted Shares shall cease to be Restricted Shares (x) upon any sale pursuant to a registration statement under the Securities Act, Section 4(1) of the Securities Act or Rule 144 under the Securities Act or (y) at such time as (i) a period of at least one year, as determined in accordance with paragraph (d) of Rule 144 under the Securities Act, has elapsed since the later of the date the Restricted Shares were acquired from the Company or an Affiliate of the Company and (ii) they become eligible for sale under Rule 144(b)(1)(i) under the Securities Act.
     (b) Requirements for Transfer. Restricted Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.
     (c) Legend. Each certificate representing Restricted Shares shall bear a legend substantially in the following form:
“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SHARES ARE REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.”
     The foregoing legend shall be removed from the certificates representing any Restricted Shares, at the request of the holder thereof, at such time as (a) a period of at least one year, as determined in accordance with paragraph (d) of Rule 144 under the Securities Act, has elapsed since the later of the date the Restricted Shares were acquired from the Company or an affiliate of the Company, and (b) the Restricted Shares become eligible for resale pursuant to Rule 144(b)(1)(i) under the Securities Act.
     4.2 Furnishing of Information. Until the date that any Investor may sell all of its Shares (or the shares of Common Stock into which the Shares have at such time converted) under Rule 144 of the Securities Act (or any successor provision), the Company covenants to use its reasonable best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. The Company further covenants that it will take such further action as any Investors holding shares (or the shares of Common Stock into which the Shares have at such time converted) may reasonably request, to the extent required from time to time to enable such Investor to sell such Shares (or the shares of Common Stock into which the Shares have at such time converted) without registration under the Securities Act.
     4.3 Integration. The Company shall not, and shall use its reasonable best efforts to ensure that no Affiliate thereof shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Investors.
     4.4 Reservation of Securities. At all times during which Shares remain outstanding, the Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to this Agreement in such amount as may be required to fulfill its obligations to issue the shares of Common Stock issuable upon the conversion of the Shares. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations to issue such shares of Common Stock, the Company shall promptly take such actions as may be required to increase the number of authorized shares.
     4.5 Treatment of Non-Public Information. Each Investor covenants and agrees with the Company (a) to hold the existence, terms and conditions of the transactions contemplated by this Agreement in confidence and not to disclose the same to any other person until such time as the Company files with the SEC a Current Report on Form 8-K disclosing the offering or publicly announces the offering, and (b) to hold all matters disclosed to it by the Company (other than any matters included in the SEC Reports) in confidence and not to disclose the same to any other person until such time as the Company files with the SEC a report publicly disclosing such information. Each Investor understands that the federal securities laws impose restrictions on trading based on information regarding the transactions contemplated by this Agreement.
ARTICLE V
MISCELLANEOUS
     5.1 Fees and Expenses. Each party hereto shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Investors shall pay, and hold the Company harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any claim for fees from persons engages by any Investor or their investment advisors arising out of the issuance of the Shares pursuant to this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities.
     5.2 Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such document. At or after the Closing, and without further consideration, the Company will execute and deliver to the Investors such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under this Agreement.
     5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section 5.3 prior to 6:30 p.m. (Boston time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section 5.3 on a day that is not a Trading Day or later than 6:30 p.m. (Boston time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses, facsimile numbers and email addresses for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.
     5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investors holding a majority of the shares of Common Stock issued or issuable upon conversion of the Shares (voting as a single class and on an as-converted basis) or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.
     5.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
     5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign its rights under this Agreement to any Person to whom such Investor assigns or transfers any Shares (or the shares of Common Stock issued upon conversion of the Shares), provided (a) such transferor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (b) the Company is furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the number of Shares (or the shares of Common Stock issued upon conversion of the Shares) being transferred or assigned, (c) following such transfer or assignment, the further disposition of such shares by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (d) such transferee agrees in writing to be bound, with respect to the transferred Shares (or the shares of Common Stock issued upon conversion of the Shares), by the provisions hereof that apply to the “Investor” and (e) such transfer shall have been made to an “accredited investor” as that term is defined in Rule 501(a) of Regulation D of the Securities Act and in accordance with the applicable requirements of this Agreement and with all laws applicable thereto.
     5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
     5.8 Governing Law; Venue; Waiver of Jury Trial. THE CORPORATE LAWS OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE. THE COMPANY AND THE INVESTORS HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE STATE OF DELAWARE FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY INVESTOR HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY INVESTOR, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND THE INVESTORS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.
     5.9 Survival. The representations and warranties, agreements and covenants contained herein shall survive the Closing until the date that is one year after the Closing Date (at which time they shall expire and be of no further force or effect).

     5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.
     5.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
     5.12 Replacement of Certificates. If any certificate or instrument evidencing any Shares or the shares of Common Stock issued upon conversion of the Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company for any losses in connection therewith. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement.
[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ALSERES PHARMACEUTICALS, INC.

By:
Name: Kenneth L. Rice Jr.
Title:EVP & CFO

Address for Notice:

239 South Street
Hopkinton, MA 01748
Tel: (508) 497-2360
Fax: (508) 497-9964
Attn: Chief Executive Officer

With a copy to:

Wilmer Cutler Pickering Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109
Tel (617) 526-6439
Fax: (617) 526-5000
Attn: Philip Rossetti, Esq.

Investor Signature Page
     By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of July 23, 2009 (the “Purchase Agreement”) by and among Alseres Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Series F Convertible Preferred Stock (“Shares”) set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Robert Gipson

By:
Name:
Title:

Address for Notice:

Telephone No.:

Facsimile No.:

Email Address:

Number of Shares: 12,000

Aggregate Purchase Price: $300,000